Exhibit 99.1

eGain Announces Fourth Quarter and Fiscal Year 2024 Financial Results;

AI Knowledge Fuels New Logo Momentum

Sunnyvale, CA (September 5, 2024) – eGain (Nasdaq: EGAN), an AI Knowledge platform for service, today announced financial results for its fiscal 2024 fourth quarter and full fiscal year ended June 30, 2024.

“As businesses invest in Gen AI at scale, our AI Knowledge Hub helps deliver trusted answers for customer service, reducing cost and improving experience,” said Ashu Roy, eGain’s CEO. “As a result, new logo wins and RFPs for AI Knowledge were up 50 percent in fiscal 2024, and we are investing into this growing market opportunity for AI Knowledge.”

Fiscal 2024 Fourth Quarter Financial Highlights

●	Total revenue was $22.5 million, down 9% year over year.
●	GAAP net income was $1.5 million, or $0.05 per share on a basic and diluted basis, compared to a GAAP net income of $2.6 million, or $0.08 per share on a basic and diluted basis, in Q4 2023.
●	Non-GAAP net income was $2.5 million, or $0.08 per share on a basic and diluted basis, compared to non-GAAP net income of $3.6 million, or $0.11 per share on a basic and diluted basis, in Q4 2023.
●	Adjusted EBITDA was $2.4 million compared to $4.0 million in Q4 2023.
●	Total shares purchased through our repurchase program was approximately 1,397,000 at an average cost per share of $6.25 totaling $8.7 million.

Fiscal 2024 Full Year Financial Highlights

●	Total revenue was $92.8 million, down 5% year over year.
●	GAAP net income was $7.8 million, or $0.25 per share on a basic and diluted basis, compared to GAAP net income of $2.1 million, or $0.07 per share on a basic basis and $0.06 per share on a diluted basis, in fiscal 2023.
●	Non-GAAP net income was $12.3 million, or $0.40 per share on a basic basis and $0.39 per share on a diluted basis, compared to non-GAAP net income of $8.4 million, or $0.26 per share on a basic and $0.25 per share on a diluted basis, in fiscal 2023.
●	Adjusted EBITDA was $11.2 million compared to $8.9 million in fiscal 2023.
●	Cash provided by operations for fiscal 2024 was $12.5 million, or an operating cash flow margin of 13%.
●	Total cash and cash equivalents as of June 30, 2024 were $70.0 million, compared to $73.2 million as of June 30, 2023.
●	Total shares purchased through our repurchase program was approximately 2,752,000 at an average cost per share of $6.28 totaling $17.3 million.

Fiscal 2025 First Quarter and Fiscal 2025 Financial Guidance

For the first quarter of fiscal 2025 ending September 30, 2024, eGain expects:

●	Total revenue of between $21.4 million to $21.8 million.
●	GAAP net loss of $400,000 to $1.3 million, or $0.01 to $0.05 per share.
o	Includes stock-based compensation expense of approximately $900,000.
o	Includes depreciation and amortization of approximately $120,000.
●	Non-GAAP net loss of $400,000 to net income of $500,000, or $(0.01) to $0.02 per share.

For the fiscal 2025 full year ending June 30, 2025, eGain expects:

●	Total revenue of between $92.0 million to $93.0 million.
●	GAAP net income of breakeven to $1.0 million, or $0.00 to $0.03 per share.
o	Includes stock-based compensation expense of approximately $5.0 million.
o	Includes depreciation and amortization of approximately $400,000.
●	Non-GAAP net income of $5.0 million to $6.0 million, or $0.17 to $0.20 per share.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 29.3 million for the first quarter of fiscal 2025 and 29.7 million for the full fiscal year 2025.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including adjusted EBITDA and non-GAAP net income. Adjusted EBITDA is defined as net income, adjusted for the impact of depreciation and amortization, stock-based compensation expense, interest income, provision for income taxes, other expense, net and severance and related charges. Non-GAAP net income measure is adjusted for stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our provision for income taxes and believes the change in our provision for income taxes would be minimal due to these non-GAAP adjustments being attributed to the U.S. jurisdiction where it has recorded full valuation allowance against the deferred taxes. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this press release includes eGain’s projected non-GAAP net income for future periods, a non-GAAP measure used to describe eGain’s expected performance. We have not presented a reconciliation to eGain’s projected net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2024 fourth quarter and full year results today via a teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 844-481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investor relations” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain in effect for one week. To access the phone replay, dial 877-344-7529 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 5434611.

About eGain

eGain Knowledge Hub helps improve experience and reduce cost by delivering trusted answers for customer service. Visit www.eGain.com for more info.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the first quarter of fiscal 2025 and fiscal 2025 full year ending June 30, 2025; expectations regarding demand for our offerings; and our market opportunity. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the first quarter of fiscal 2025 and fiscal 2025 full year ending June 30, 2025. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, and financial condition; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	June 30,	June 30,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$70,003	$73,201
Restricted cash	8	7
Accounts receivable, less provision for credit losses of $59 and $237 as of June 30, 2024 and 2023, respectively	31,731	31,569
Costs capitalized to obtain revenue contracts, net	1,272	1,317
Prepaid expenses	2,915	2,466
Other current assets	1,195	1,268
Total current assets	107,124	109,828
Property and equipment, net	441	633
Operating lease right-of-use assets	3,811	2,797
Costs capitalized to obtain revenue contracts, net of current portion	1,779	2,318
Goodwill	13,186	13,186
Other assets, net	1,511	1,355
Total assets	$127,852	$130,117

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,725	$2,044
Accrued compensation	7,642	7,697
Accrued liabilities	5,078	5,387
Operating lease liabilities	1,179	832
Deferred revenue	45,989	47,762
Total current liabilities	62,613	63,722
Deferred revenue, net of current portion	3,280	2,101
Operating lease liabilities, net of current portion	2,592	1,762
Other long-term liabilities	871	836
Total liabilities	69,356	68,421
Stockholders’ equity:
Common stock, $0.001 par value – authorized: 60,000 shares; issued: 32,698 and 32,268 shares; outstanding: 29,160 and 31,482 shares as of June 30, 2024 and 2023, respectively	33	32
Additional paid-in capital	407,416	401,087
Treasury stock, at cost: 3,538 and 786 common shares as of June 30, 2024 and 2023, respectively.	(23,031)	(5,763)
Notes receivable from stockholders	(21)	(97)
Accumulated other comprehensive loss	(2,240)	(2,122)
Accumulated deficit	(323,661)	(331,441)
Total stockholders’ equity	58,496	61,696
Total liabilities and stockholders’ equity	$127,852	$130,117

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2024	2023	2024	2023
Revenue:
Subscription	$20,439	$22,807	$85,082	$90,324
Professional services	2,023	1,828	7,721	7,687
Total revenue	22,462	24,635	92,803	98,011
Cost of revenue:
Cost of subscription	4,871	4,882	19,514	18,677
Cost of professional services	2,035	1,804	8,078	8,638
Total cost of revenue	6,906	6,686	27,592	27,315
Gross profit	15,556	17,949	65,211	70,696
Operating expenses:
Research and development	6,679	6,551	26,626	27,300
Sales and marketing	5,214	6,516	22,115	31,707
General and administrative	2,471	2,524	10,499	10,300
Total operating expenses	14,364	15,591	59,240	69,307
Income from operations	1,192	2,358	5,971	1,389
Interest income	865	768	3,798	2,401
Other expense, net	(38)	(454)	(51)	(434)
Income before income tax provision	2,019	2,672	9,718	3,356
Provision for income taxes	(513)	(71)	(1,938)	(1,247)
Net income	$1,506	$2,601	$7,780	$2,109

Per share information:
Earnings per share:
Basic	$0.05	$0.08	$0.25	$0.07
Diluted	$0.05	$0.08	$0.25	$0.06
Weighted-average shares used in computation:
Basic	29,724	31,765	30,840	31,959
Diluted	30,302	32,478	31,468	32,799

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$313	$256	$1,237	$1,469
Research and development	329	336	1,424	1,970
Sales and marketing	169	1	645	997
General and administrative	205	370	1,223	1,810
Total stock-based compensation	$1,016	$963	$4,529	$6,246

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2024	2023	2024	2023
Income from operations	$1,192	$2,358	$5,971	$1,389
Add:
Stock-based compensation	1,016	963	4,529	6,246
Non-GAAP income from operations	$2,208	$3,321	$10,500	$7,635

	Three Months Ended		Year Ended
	June 30,		June 30,
	2024	2023	2024	2023
Net income	$1,506	$2,601	$7,780	$2,109
Add:
Depreciation and amortization	91	115	387	490
Stock-based compensation expense	1,016	963	4,529	6,246
Interest income	(865)	(768)	(3,798)	(2,401)
Provision for income taxes	513	71	1,938	1,247
Other expense, net	38	454	51	434
Severance and related charges	104	574	351	812
Adjusted EBITDA	$2,403	$4,010	$11,238	$8,937

	Three Months Ended		Year Ended
	June 30,		June 30,
	2024	2023	2024	2023
Net income	$1,506	$2,601	$7,780	$2,109
Add:
Stock-based compensation	1,016	963	4,529	6,246
Non-GAAP net income	$2,522	$3,564	$12,309	$8,355
Per share information:
Non-GAAP earnings per share:
Basic	$0.08	$0.11	$0.40	$0.26
Diluted	$0.08	$0.11	$0.39	$0.25
Weighted-average shares used in computation:
Basic	29,724	31,765	30,840	31,959
Diluted	30,302	32,478	31,468	32,799

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2024	2023
Revenue:
SaaS revenue	$20,394	$22,708	(10%)	(10%)
Legacy revenue	45	99	(55%)	(56%)
GAAP subscription	20,439	22,807	(10%)	(11%)
GAAP professional services	2,023	1,828	11%	11%
Total GAAP revenue	$22,462	$24,635	(9%)	(9%)

SaaS and professional services revenue:
SaaS revenue	$20,394	$22,708	(10%)	(10%)
Professional Services	2,023	1,828	11%	11%
Total SaaS and professional services revenue	$22,417	$24,536	(9%)	(9%)

Cost of Revenue:
GAAP subscription	$4,871	$4,882
Non-GAAP subscription	$4,871	$4,882

GAAP professional services	$2,035	$1,804
Add back:
Stock-based compensation	(313)	(256)
Non-GAAP professional services	$1,722	$1,548

GAAP total cost of revenue	$6,906	$6,686
Add back:
Stock-based compensation	(313)	(256)
Non-GAAP total cost of revenue	$6,593	$6,430	3%	3%

Gross Profit:
Non-GAAP subscription	$15,568	$17,925
Non-GAAP professional services	301	280
Non-GAAP gross profit	$15,869	$18,205	(13%)	(13%)

Operating expenses:
GAAP research and development	$6,679	$6,551
Add back:
Stock-based compensation expense	(329)	(336)
Non-GAAP research and development	$6,350	$6,215	2%	2%

GAAP sales and marketing	$5,214	$6,516
Add back:
Stock-based compensation expense	(169)	(1)
Non-GAAP sales and marketing	$5,045	$6,515	(23%)	(23%)

GAAP general and administrative	$2,471	$2,524
Add back:
Stock-based compensation expense	(205)	(370)
Non-GAAP general and administrative	$2,266	$2,154	5%	5%

GAAP operating expenses	$14,364	$15,591
Add back:
Stock-based compensation expense	(703)	(707)
Non-GAAP operating expenses	$13,661	$14,884	(8%)	(8%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Year Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2024	2023
Revenue:
SaaS revenue	$84,874	$89,619	(5%)	(6%)
Legacy revenue	208	705	(70%)	(73%)
GAAP subscription	85,082	90,324	(6%)	(7%)
GAAP professional services	7,721	7,687	0%	0%
Total GAAP revenue	$92,803	$98,011	(5%)	(6%)

SaaS and professional services revenue:
SaaS revenue	$84,874	$89,619	(5%)	(6%)
Professional Services	7,721	7,687	0%	0%
Total SaaS and professional services revenue	$92,595	$97,306	(5%)	(6%)

Cost of Revenue:
GAAP subscription	$19,514	$18,677
Non-GAAP subscription	$19,514	$18,677

GAAP professional services	$8,078	$8,638
Add back:
Stock-based compensation	(1,237)	(1,469)
Non-GAAP professional services	$6,841	$7,169

GAAP total cost of revenue	$27,592	$27,315
Add back:
Stock-based compensation	(1,237)	(1,469)
Non-GAAP total cost of revenue	$26,355	$25,846	2%	2%

Gross Profit:
Non-GAAP subscription	$65,568	$71,647
Non-GAAP professional services	880	518
Non-GAAP gross profit	$66,448	$72,165	(8%)	(9%)

Operating expenses:
GAAP research and development	$26,626	$27,300
Add back:
Stock-based compensation expense	(1,424)	(1,970)
Non-GAAP research and development	$25,202	$25,330	(1%)	(1%)

GAAP sales and marketing	$22,115	$31,707
Add back:
Stock-based compensation expense	(645)	(997)
Non-GAAP sales and marketing	$21,470	$30,710	(30%)	(31%)

GAAP general and administrative	$10,499	$10,300
Add back:
Stock-based compensation expense	(1,223)	(1,810)
Non-GAAP general and administrative	$9,276	$8,490	9%	8%

GAAP operating expenses	$59,240	$69,307
Add back:
Stock-based compensation expense	(3,292)	(4,777)
Non-GAAP operating expenses	$55,948	$64,530	(13%)	(14%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.